                                 AMENDMENT NO. 9

                                       TO

                  AMENDED AND RESTATED MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)

      The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective October 15, 2004, as follows:

      WHEREAS, the parties desire to amend the Plan to rename each INVESCO Fund by replacing "INVESCO" with "AIM" and further change the name of INVESCO Core Equity Fund to AIM Core Stock Fund and INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund;

      NOW THEREFORE, Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A attached hereto.

      All other terms and provisions of the Plan not amended hereby shall remain in full force and effect.

                                   "SCHEDULE A
                              AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                          DISTRIBUTION AND SERVICE FEES

      The Fund shall pay the Distributor or the Assignee as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class B Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below to the average daily net assets of the Class B Shares of the Portfolio. Average daily net assets shall be computed in a manner used for the determination of the offering price of Class B Shares of the Portfolio.

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
        AIM EQUITY FUNDS                                   CHARGE          FEE              FEE
--------------------------------                          -------        -------         ---------
PORTFOLIOS

AIM Aggressive Growth Fund                                 0.75%          0.25%           1.00%
AIM Blue Chip Fund                                         0.75%          0.25%           1.00%
AIM Capital Development Fund                               0.75%          0.25%           1.00%
AIM Charter Fund                                           0.75%          0.25%           1.00%
AIM Constellation Fund                                     0.75%          0.25%           1.00%
AIM Core Strategies Fund                                   0.75%          0.25%           1.00%
AIM Dent Demographic Trends Fund                           0.75%          0.25%           1.00%
AIM Diversified Dividend Fund                              0.75%          0.25%           1.00%
AIM Emerging Growth Fund                                   0.75%          0.25%           1.00%
AIM Large Cap Basic Value Fund                             0.75%          0.25%           1.00%
AIM Large Cap Growth Fund                                  0.75%          0.25%           1.00%
AIM Mid Cap Growth Fund                                    0.75%          0.25%           1.00%
AIM Select Basic Value Fund                                0.75%          0.25%           1.00%
AIM U.S. Growth Fund                                       0.75%          0.25%           1.00%
AIM Weingarten Fund                                        0.75%          0.25%           1.00%

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
           AIM FUNDS GROUP                                 CHARGE          FEE              FEE
--------------------------------------                    -------        -------         ---------
PORTFOLIOS

AIM Balanced Fund                                          0.75%          0.25%            1.00%
AIM Basic Balanced Fund                                    0.75%          0.25%            1.00%
AIM European Small Company Fund                            0.75%          0.25%            1.00%
AIM Global Value Fund                                      0.75%          0.25%            1.00%
AIM International Emerging Growth Fund                     0.75%          0.25%            1.00%
AIM Mid Cap Basic Value Fund                               0.75%          0.25%            1.00%
AIM Premier Equity Fund                                    0.75%          0.25%            1.00%
AIM Select Equity Fund                                     0.75%          0.25%            1.00%
AIM Small Cap Equity Fund                                  0.75%          0.25%            1.00%

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
        AIM GROWTH SERIES                                  CHARGE          FEE              FEE
--------------------------------------                    -------        -------         ---------
PORTFOLIOS

AIM Aggressive Allocation Fund                             0.75%          0.25%           1.00%
AIM Basic Value Fund                                       0.75%          0.25%           1.00%
AIM Conservative Allocation Fund                           0.75%          0.25%           1.00%
AIM Mid Cap Core Equity Fund                               0.75%          0.25%           1.00%
AIM Moderate Allocation Fund                               0.75%          0.25%           1.00%
AIM Small Cap Growth Fund                                  0.75%          0.25%           1.00%
AIM Global Equity Fund                                     0.75%          0.25%           1.00%

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
  AIM INTERNATIONAL MUTUAL FUNDS                           CHARGE          FEE              FEE
----------------------------------                        -------        -------         ---------
PORTFOLIOS

AIM Asia Pacific Growth Fund                               0.75%          0.25%            1.00%
AIM European Growth Fund                                   0.75%          0.25%            1.00%
AIM Global Aggressive Growth Fund                          0.75%          0.25%            1.00%
AIM Global Growth Fund                                     0.75%          0.25%            1.00%
AIM International Core Equity Fund                         0.75%          0.25%            1.00%
AIM International Growth Fund                              0.75%          0.25%            1.00%

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
       AIM INVESTMENT FUNDS                                CHARGE          FEE              FEE
--------------------------------------                    -------        -------         ---------
PORTFOLIOS

AIM Developing Markets Fund                                0.75%          0.25%            1.00%
AIM Global Health Care Fund                                0.75%          0.25%            1.00%
AIM Libra Fund                                             0.75%          0.25%            1.00%
AIM Trimark Fund                                           0.75%          0.25%            1.00%
AIM Trimark Endeavor Fund                                  0.75%          0.25%            1.00%
AIM Trimark Small Companies Fund                           0.75%          0.25%            1.00%

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
    AIM INVESTMENT SECURITIES FUNDS                       CHARGE           FEE              FEE
--------------------------------------                    -------        -------         ---------
PORTFOLIOS

AIM High Yield Fund                                        0.75%          0.25%            1.00%
AIM Income Fund                                            0.75%          0.25%            1.00%
AIM Intermediate Government Fund                           0.75%          0.25%            1.00%
AIM Money Market Fund                                      0.75%          0.25%            1.00%
AIM Municipal Bond Fund                                    0.75%          0.25%            1.00%
AIM Total Return Bond Fund                                 0.75%          0.25%            1.00%
AIM Real Estate Fund                                       0.75%          0.25%            1.00%

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
AIM SPECIAL OPPORTUNITIES FUNDS                            CHARGE          FEE              FEE
-------------------------------                           -------        -------         ---------
PORTFOLIOS

AIM Opportunities I Fund                                   0.75%          0.25%            1.00%
AIM Opportunities II Fund                                  0.75%          0.25%            1.00%
AIM Opportunities III Fund                                 0.75%          0.25%            1.00%

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
        AIM TAX-EXEMPT FUNDS                              CHARGE           FEE              FEE
--------------------------------                          -------        -------         ---------
PORTFOLIO
AIM High Income Municipal Fund                             0.75%          0.25%            1.00%

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
  AIM COMBINATION STOCK & BOND FUNDS                       CHARGE          FEE              FEE
--------------------------------------                    -------        -------         ---------
PORTFOLIO

AIM Core Stock Fund                                        0.75%          0.25%            1.00%
AIM Total Return Fund                                      0.75%          0.25%            1.00%

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
    AIM COUNSELOR SERIES TRUST                             CHARGE          FEE              FEE
----------------------------------                        -------        -------         ---------
PORTFOLIO

AIM Advantage Health
   Sciences Fund                                            0.75%          0.25%            1.00%

AIM Multi-Sector Fund                                       0.75%          0.25%            1.00%

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
        AIM SECTOR FUNDS                                   CHARGE          FEE              FEE
--------------------------------------                    -------        -------         ---------
PORTFOLIO

AIM Energy Fund                                            0.75%          0.25%            1.00%
AIM Financial Services Fund                                0.75%          0.25%            1.00%
AIM Gold & Precious Metals Fund                            0.75%          0.25%            1.00%
AIM Health Sciences Fund                                   0.75%          0.25%            1.00%
AIM Leisure Fund                                           0.75%          0.25%            1.00%
AIM Technology Fund                                        0.75%          0.25%            1.00%
AIM Utilities Fund                                         0.75%          0.25%            1.00%

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
      AIM STOCK FUNDS                                      CHARGE          FEE              FEE
--------------------------------                          -------        -------         ---------
PORTFOLIO

AIM Dynamics Fund                                          0.75%          0.25%            1.00%
AIM Mid Cap Stock Fund                                     0.75%          0.25%            1.00%
AIM Small Company Growth Fund                              0.75%          0.25%            1.00%"